                                                                   EXHIBIT 99(a)


                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                        OF CMS PANHANDLE HOLDING COMPANY

     The following Unaudited Pro Forma Combined Financial Statements (the "PRO FORMA FINANCIAL STATEMENTS") of CMS Panhandle Holding Company ("CMS HOLDING") illustrate the effects of: (1) various restructuring, realignment, and elimination of activities between the Panhandle Companies (as defined below) and Duke Energy Corporation and its subsidiaries ("DUKE ENERGY") prior to the closing of the acquisition (the "ACQUISITION") of Panhandle Eastern Pipe Line Company ("PANHANDLE") and its principal subsidiaries, Trunkline Gas Company and Pan Gas Storage Company, and its affiliates Panhandle Storage Company and Trunkline LNG Company (collectively, the "PANHANDLE COMPANIES") by CMS Energy Corporation ("CMS ENERGY"); (2) the adjustments resulting from the Acquisition by CMS Energy; and (3) the public issuance of $800 million of Notes by CMS Holding which will be completed to facilitate the Acquisition (the "FINANCING TRANSACTION"). The $1.1 billion balance of the cash purchase price will be paid with an equity contribution from CMS Energy. The Unaudited Pro Forma Combined Balance Sheet has been prepared as if such transactions occurred on December 31, 1998; the Unaudited Pro Forma Combined Income Statement has been prepared as if such transactions occurred as of January 1, 1998.

     The Pro Forma Financial Statements reflect CMS Energy acquiring all of the common stock of the Panhandle Companies. The Pro Forma Financial Statements also reflect, prior to the Acquisition, the transfer of Panhandle's interest in Northern Border Pipeline Company and certain non-operating assets to other subsidiaries of Duke Energy, and the elimination of certain intercompany accounts, including advances, between Panhandle and Duke Energy. The purchase price for the common stock of the Panhandle Companies is $1.9 billion in cash. The Panhandle Companies will have approximately $1.1 billion of debt outstanding after the closing of the Acquisition. This indebtedness includes approximately $300 million of existing debt and the debt incurred in the Financing Transaction. CMS Energy's acquisition of the Panhandle Companies will be accounted for under the purchase method.

     A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the Pro Forma Financial Statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information. However, CMS Energy management believes that the pro forma adjustments and the underlying assumptions reasonably present the significant effects of the Acquisition and the Financing Transactions. In addition, CMS Energy will undertake a study to determine the fair value of assets and liabilities of the Panhandle Companies and will revise the purchase accounting adjustments upon completion of that study. Upon consummation of the Acquisition, the actual financial position and results of operations of the combined entity will differ, perhaps significantly, from the pro forma amounts reflected herein because of a variety of factors, including access to additional information, changes in value and changes in operating results between the dates of the Pro Forma Financial Statements and the date on which the Acquisition takes place. The Pro Forma Financial Statements are not necessarily indicative of actual operating results or financial position had the Acquisition and the Financing Transactions

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occurred as of the dates indicated above, nor do they purport to indicate operating results or financial position which may be attained in the future.

     The significant adjustments to pro forma net income reflect (1) higher depreciation and amortization expense to give effect to the allocation of excess purchase price and the fair value of net assets acquired related to property, plant and equipment prospectively depreciated over a 40-year period, (2) elimination of pension and rental income, and (3) lower interest expense from the cancellation of certain indebtedness between Panhandle and Duke Energy and additional interest expense reflecting the new debt issuance of CMS Holding.

     The significant adjustments to the pro forma financial position reflect (1) elimination of the advances to Duke Energy and the notes payable to Duke Energy,
(2) increases to property, plant and equipment and accrued liabilities for the purchase price allocation, (3) recognition of goodwill in the fair value calculation, (4) decreases in taxes and other liabilities assumed by Duke Energy, and (5) increases in long-term debt and common stockholder's equity in connection with the Acquisition and the Financing Transactions.

     The Panhandle Companies' financial statements utilized in the preparation of the Pro Forma Financial Statements are based upon financial statements and information obtained from Duke Energy and Panhandle.

     The Pro Forma Financial Statements should be read in conjunction with the historical financial statements and notes thereto of Panhandle included in Panhandle's annual report on Form 10-K for the year ended December 31, 1998 delivered with this Offering Memorandum and the documents incorporated by reference herein, and the notes to the Pro Forma Financial Statements included elsewhere herein. The pro forma adjustments do not reflect any potential operating efficiencies or cost savings which management believes are achievable with respect to the combined companies.

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                         CMS PANHANDLE HOLDING COMPANY

                 UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                             (DOLLARS IN MILLIONS)

                                               PANHANDLE COMPANIES
                                            PRE-ACQUISITION PRO FORMA                             PRO FORMA ACQUISITION
                           -----------------------------------------------------------   ----------------------------------------
                            PANHANDLE     RESTRUCTURING   ELIMINATION OF    PANHANDLE
                           CONSOLIDATED        AND         DUKE ENERGY      COMPANIES    ACQUISITION    FINANCING     CMS HOLDING
                            HISTORICAL     REALIGNMENT      ACTIVITIES     AS ADJUSTED   ADJUSTMENTS   TRANSACTIONS    PRO FORMA
                           ------------   -------------   --------------   -----------   -----------   ------------   -----------
Operating revenues........     $496            $(3)(a)         $(14)(b)       $479          $ (9)(i)       $ --          $470
Operating expenses:
  Operations and
    maintenance...........      213             (2)(a)            9 (c)        220                                        220
  Depreciation and
    amortization..........       56             (2)(a)           (4)(d)         50             7 (j)                       57
  Property and other
    taxes.................       26              2 (a)           (1)(e)         27                                         27
                               ----            ---             ----           ----          ----           ----          ----
                                295             (2)               4            297             7             --           304
                               ----            ---             ----           ----          ----           ----          ----
Operating income..........      201             (1)             (18)           182           (16)            --           166
Other income and
  expenses................       24             --              (14)(f)         10                                         10
                               ----            ---             ----           ----          ----           ----          ----
Earnings before interest
  and taxes...............      225             (1)             (32)           192           (16)            --           176
Interest expense..........       77             (1)(a)          (54)(g)         22                           54 (l)        76
                               ----            ---             ----           ----          ----           ----          ----
Income before income
  taxes...................      148             --               22            170           (16)           (54)          100
Income taxes..............       57              1 (a)            7 (h)         65            (6)(k)        (19)(m)        40
                               ----            ---             ----           ----          ----           ----          ----
Net income................     $ 91            $(1)            $ 15           $105          $(10)          $(35)         $ 60
                               ====            ===             ====           ====          ====           ====          ====

See accompanying Notes to Unaudited Pro Forma Combined Income Statement.

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

                         CMS PANHANDLE HOLDING COMPANY

             NOTES TO UNAUDITED PRO FORMA COMBINED INCOME STATEMENT

RESTRUCTURING AND REALIGNMENT:

(a) To reflect the results of operations of Panhandle Storage Company and Trunkline LNG Company, both acquired by CMS Energy, and the transfer of Panhandle's interest in Northern Border Pipeline Company and certain non-operating assets to other subsidiaries of Duke Energy under the provisions of the Stock Purchase Agreement dated as of October 31, 1998, between CMS Energy and subsidiaries of Duke Energy (the "STOCK PURCHASE AGREEMENT").

ELIMINATION OF DUKE ENERGY ACTIVITIES:

(b) To reflect the elimination of rental income earned by Panhandle on an office building, which was transferred to Duke Energy under the provisions of the Stock Purchase Agreement.

(c) To reflect the elimination of pension income recognized by Panhandle on the overfunded pension plans of Duke Energy. Under the provisions of the Stock Purchase Agreement, Duke Energy transferred to CMS Energy an amount of pension assets equivalent to the Panhandle Companies' liabilities assumed by CMS Energy.

(d) To reflect the elimination of depreciation associated with an office building and certain other assets, which were transferred to Duke Energy under the provisions of the Stock Purchase Agreement.

(e) To reflect the elimination of ad valorem taxes associated with an office building, which was transferred to Duke Energy under the provisions of the Stock Purchase Agreement.

(f) To reflect the elimination of a December 1998 gain on the sale of Panhandle's general partnership interest in Northern Border Pipeline Company.

(g) To reflect a reduction in interest expense relating to the settlement of certain short-term notes payable to Duke Energy under the provisions of the Stock Purchase Agreement.

(h) To reflect the income tax expense effects of pro forma adjustments (b) through (g) at an estimated rate of 35%.

ACQUISITION ADJUSTMENTS:

(i) To reflect the elimination of non-cash amortization of deferred credits associated with a Trunkline LNG Company rate settlement.

(j) To reflect depreciation expense on the fair value of property, plant and equipment prospectively depreciated over a 40-year period which approximates the Federal Energy Regulatory Commission ("FERC")- approved depreciation rate for the regulated property, plant and equipment of the Panhandle Companies. Also reflects amortization expense over a 40-year period of the estimated goodwill recognized in the Acquisition.

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

(k)  To reflect the income tax expense effects of pro forma adjustments (i) and
     (j) at an estimated rate of 35%.

FINANCING TRANSACTIONS:

(l) To reflect the increase of interest expense relating to the issuance of $800 million of CMS Holding Notes with a weighted average interest rate of 6.8%. An increase of 1/8% in interest rates would have the impact of increasing total pro forma interest expense by approximately $1 million for the year ended December 31, 1998.

(m) To reflect the income tax expense effects of pro forma adjustment (l) at an estimated rate of 35%.

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

                         CMS PANHANDLE HOLDING COMPANY

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                            AS OF DECEMBER 31, 1998
                             (DOLLARS IN MILLIONS)

                                                              PANHANDLE COMPANIES
                                                           PRE-ACQUISITION PRO FORMA
                                          -----------------------------------------------------------
                                           PANHANDLE     RESTRUCTURING   ELIMINATION OF    PANHANDLE
                                          CONSOLIDATED        AND         DUKE ENERGY      COMPANIES
                                           HISTORICAL     REALIGNMENT      ACTIVITIES     AS ADJUSTED
                                          ------------   -------------   --------------   -----------
ASSETS
CURRENT ASSETS:
  Receivables...........................     $   94          $ (3)(a)        $  (1)(b)      $   90
  Other current assets..................         86            (2)(a)           (6)(c)          78
                                             ------          ----            -----          ------
                                                180            (5)              (7)            168
                                             ------          ----            -----          ------
INVESTMENTS:
  Advances and note
    receivable--parent..................        738                           (738)(b)          --
  Investment in affiliates and other....         50           (41)(a)                            9
                                             ------          ----            -----          ------
                                                788           (41)            (738)              9
                                             ------          ----            -----          ------
NET PROPERTY, PLANT AND EQUIPMENT.......        979           101 (a)          (72)(d)       1,008
                                             ------          ----            -----          ------
OTHER NON-CURRENT ASSETS................         26            --               (2)(c)          24
                                             ------          ----            -----          ------
        Total Assets....................     $1,973          $ 55            $(819)         $1,209
                                             ======          ====            =====          ======
LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
  Accounts payable......................     $   56          $(48)(a)        $  --          $    8
  Notes payable--parent.................        675                           (675)(e)          --
  Other current liabilities.............        183             3 (a)          (68)(f)         108
                                                                               (10)(c)
                                             ------          ----            -----          ------
                                                914           (45)            (753)            116
                                             ------          ----            -----          ------
LONG-TERM DEBT..........................        299            (3)(a)            3 (b)         299
                                             ------          ----            -----          ------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes.................         99            51 (a)         (150)(f)          --
  Other non-current liabilities.........        103            36 (a)          (61)(c)          78
                                             ------          ----            -----          ------
                                                202            87             (211)             78
                                             ------          ----            -----          ------
COMMON STOCKHOLDER'S EQUITY:
  Common stock..........................          1                                              1
  Paid-in capital.......................        466            16 (a)          142 (g)         624
  Retained earnings.....................         91                                             91
                                             ------          ----            -----          ------
                                                558            16              142             716
                                             ------          ----            -----          ------
        Total Liabilities and
          Stockholder's Equity..........     $1,973          $ 55            $(819)         $1,209
                                             ======          ====            =====          ======


                                                   PRO FORMA ACQUISITION
                                          ----------------------------------------

                                          ACQUISITION    FINANCING     CMS HOLDING
                                          ADJUSTMENTS   TRANSACTIONS    PRO FORMA
                                          -----------   ------------   -----------
ASSETS
CURRENT ASSETS:
  Receivables...........................    $   --        $    --        $   90
  Other current assets..................                                     78
                                            ------        -------        ------
                                                --             --           168
                                            ------        -------        ------
INVESTMENTS:
  Advances and note
    receivable--parent..................                                     --
  Investment in affiliates and other....                                      9
                                            ------        -------        ------
                                                --             --             9
                                            ------        -------        ------
NET PROPERTY, PLANT AND EQUIPMENT.......       603 (h)                    1,576
                                               (35)(i)
                                            ------        -------        ------
OTHER NON-CURRENT ASSETS................       700 (j)         --           724
                                            ------        -------        ------
        Total Assets....................    $1,268        $    --        $2,477
                                            ======        =======        ======
LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
  Accounts payable......................    $   --        $    --        $    8
  Notes payable--parent.................                                     --
  Other current liabilities.............                                    108
                                            ------        -------        ------
                                                --             --           116
                                            ------        -------        ------
LONG-TERM DEBT..........................        19 (j)        800 (l)     1,118
                                            ------        -------        ------
DEFERRED CREDITS AND OTHER LIABILITIES:
  Deferred income taxes.................                                     --
  Other non-current liabilities.........       100 (j)                      143
                                               (35)(i)
                                            ------        -------        ------
                                                65             --           143
                                            ------        -------        ------
COMMON STOCKHOLDER'S EQUITY:
  Common stock..........................                                      1
  Paid-in capital.......................     1,275 (k)      1,100 (m)     1,099
                                                           (1,900)(n)
  Retained earnings.....................       (91)(k)                       --
                                            ------        -------        ------
                                             1,184           (800)        1,100
                                            ------        -------        ------
        Total Liabilities and
          Stockholder's Equity..........    $1,268        $    --        $2,477
                                            ======        =======        ======

See accompanying Notes to Unaudited Pro Forma Combined Balance Sheet.

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

                         CMS PANHANDLE HOLDING COMPANY

              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET

RESTRUCTURING AND REALIGNMENT:

(a) To reflect the financial position of Panhandle Storage Company and Trunkline LNG Company, both acquired by CMS Energy, and the transfer of Panhandle's interest in Northern Border Pipeline Company and certain non-operating assets to other subsidiaries of Duke Energy under the provisions of the Stock Purchase Agreement.

ELIMINATION OF DUKE ENERGY ACTIVITIES:

(b) To reflect the settlement of the advances and notes receivable from Duke Energy under the provisions of the Stock Purchase Agreement.

(c) To reflect the transfer from the Panhandle Companies to Duke Energy of certain environmental and litigation liabilities and the related assets under the provisions of the Stock Purchase Agreement.

(d) To reflect the transfer to Duke Energy of certain assets, primarily an office building, under the provisions of the Stock Purchase Agreement.

(e) To reflect the settlement of certain short-term notes payable to Duke Energy under the provisions of the Stock Purchase Agreement.

(f) To reflect the transfer from the Panhandle Companies to Duke Energy of all tax liabilities under the provisions of the Stock Purchase Agreement.

(g) To reflect the settlement and transfer of certain assets and liabilities described in pro forma adjustments (b) through (f).

ACQUISITION ADJUSTMENTS:

(h) To reflect the increase in property, plant and equipment to adjust the historical value of these assets to their estimated fair values. The allocation reflects CMS Energy's internal evaluation of the excess purchase price and is subject to the completion of a study to determine the fair value of the property. Should the study not support such allocation to property, plant and equipment, the excess of total purchase price over the fair value of the net assets acquired will be reflected as an adjustment to the preliminary estimate of goodwill.

(i) To reflect the elimination of deferred credits associated with a Trunkline LNG Company rate settlement.

(j) To reflect the preliminary estimated acquisition adjustments under the purchase method of accounting to record assets acquired and liabilities assumed at estimated fair value for (i) the preliminary estimate of goodwill, (ii) the increase of certain other assets, deferred charges and regulatory assets, (iii) the long-term debt assumed, (iv) the assumption of benefit plan obligations by the Panhandle Companies, previously assumed by Duke Energy, and (v) the accrual of certain obligations of the Panhandle Companies which are expected to be paid after completion of the

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

     transaction. The following adjustments reflect CMS Energy management's intended business strategies which may differ from the business strategies employed by Duke Energy management prior to the Acquisition:

                                                        (DOLLARS IN MILLIONS)
                                                        ---------------------
 Other assets including goodwill......................          $700
 Other non-current liabilities........................           100

(k) To reflect the increase in paid-in capital and the elimination in retained earnings as a result of pro forma adjustments (h) through (j).

FINANCING TRANSACTIONS:

(l)  To reflect the issuance of $800 million of CMS Holding Notes.

(m)  To reflect a $1.1 billion equity contribution by CMS Energy.

(n) To reflect the payment of $1.9 billion in cash to Duke Energy for the acquisition of the Panhandle Companies.

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